EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ Gordon M. Bethune
                                   Print Name:  Gordon M. Bethune


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ Lawrence W. Kellner
                                   Print Name:  Lawrence W. Kellner

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/  Michael P. Bonds
                                   Print Name:  Michael P. Bonds

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/  Thomas J. Barrack, Jr.
                              Print Name:  Thomas J. Barrack, Jr.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/  Lloyd M. Bentsen, Jr.
                              Print Name:  Lloyd M. Bentsen, Jr.

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ David Bonderman
                                   Print Name:  David Bonderman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/ Gregory D. Brenneman
                              Print Name:  Gregory D. Brenneman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/  Patrick Foley
                                   Print Name:  Patrick Foley

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ Douglas McCorkindale
                                   Print Name:  Douglas
McCorkindale

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ George G.C. Parker
                                   Print Name:  George G.C. Parker

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999            By:  /s/ Richard W. Pogue
                                   Print Name:  Richard W. Pogue

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/ William S. Price III
                              Print Name:  William S. Price III

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/ Donald L. Sturm
                              Print Name:  Donald L. Sturm

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/ Karen Hastie Williams
                              Print Name:  Karen Hastie Williams

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of Continental Airlines, Inc. (the"Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned the Company's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by the Company under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date: February 17, 1999       By:  /s/ Charles A. Yamarone
                              Print Name:  Charles A. Yamarone